RAISE™ Core Tactical Fund

(Formerly Kaizen Hedged Premium Spreads Fund)

Class A (Ticker Symbol: KRCAX)

Class C (Ticker Symbol: KRCCX)

Class I (Ticker Symbol: KRCTX)

A series of Investment Managers Series Trust II

Supplement dated January 31, 2018, to the

Prospectus dated November 10, 2017, as amended November 29, 2017.

Effective February 1, 2018 (the “Effective Date”), the redemption fee for the RAISE™ Core Tactical Fund will be removed. Accordingly, as of the Effective Date, all references to the redemption fee in the Prospectus are deleted in their entirety.

Please file this Supplement with your records.